Exhibit 10.28

SECOND AMENDMENT

TO

EXCLUSIVE DISTRIBUTION AGREEMENT

This Second Amendment to Exclusive Distribution Agreement (the “Amendment”) is made as of this 19th day of September, 2018 (the “Effective Date”), between SCILEX Pharmaceuticals Inc., a Delaware corporation, with an address of 27201 Puerta Real, Suite 235, Mission Viejo, CA 92691 (“Client”), and Cardinal Health 105, Inc., an Ohio corporation, with a place of business at 501 Mason Road, Suite 200, La Vergne, Tennessee, 37086 (“Cardinal Health”) each individually a (“Party”) and collectively (the “Parties”).

RECITALS

WHEREAS, Cardinal Health and Client are Parties to the Exclusive Distribution Agreement dated as of 6th day of August, 2015, as amended (the “Agreement”) and the Parties desire to amend the Agreement as provided in this Amendment; and

WHEREAS, Cardinal Health and Client mutually agree to amend Section 2.1, Exhibit B and Exhibit C in the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree that the Agreement is hereby amended as follows:

1.	Section 2.1 (Services). Section 2.1 of the Agreement is deleted, in its entirety, and replaced with the following:

“Services. Cardinal Health shall provide the services set forth in the Operating Guidelines (“OPG”), which include, without limitation, storage, distribution, returns, customer support, financial support, EDI and system access support (“Services”). The OPG shall be finalized and mutually agreed upon between the Parties no more than fifteen (15) days after commercial launch of Product. Once finalized, a copy of the OPG shall be attached hereto as Exhibit B and incorporated by reference.”

2.	Exhibit B. The place holder for Exhibit B (OPG) is deleted, in its entirety, and replaced with Exhibit B (Traditional 3PL Operating Guidelines) attached hereto and incorporated herein.

3.

Exhibit C. Exhibit C (Fee Schedule) was erroneously labeled as Exhibit B in the Agreement. The Fee Schedule dated effective as of August 6, 2015 is amended and restated in its entirety and Exhibit C dated effective as of September 19, 2018, is attached hereto and incorporated herein.

4.	No Other Changes. Except as specifically set forth in this Amendment, the Agreement will continue in full force and effect without change.

5.

Interpretation. To the extent there are any inconsistencies between the provisions of this Amendment and the provisions of the Agreement, the provisions of this Amendment will control. Capitalized terms not otherwise defined herein shall have the same meaning given those terms in the Agreement, it being the intent of the Parties that the Agreement and this Amendment will be applied and construed as a single instrument. The Agreement, as modified by this Amendment, constitutes the entire agreement between Cardinal Health and Client regarding the subject matter of this Amendment and supersede all prior or contemporaneous writings and understandings between the Parties regarding the same.

6.

Counterparts. This Amendment may be executed in one or more counterparts (with facsimile signatures acceptable), each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Any photocopy, facsimile or electronic reproduction of the executed Amendment shall constitute an original.

7.

Authorized Signatories. All signatories to this Amendment represent that they are authorized by their respective companies to execute and deliver this Amendment on behalf of their respective companies, and to bind such companies to the terms herein.

IN WITNESS, WHEREOF, the Parties hereto have agreed to this Amendment by having their duly authorized representative execute this Amendment effective as of the Effective Date first written above.

CARDINAL HEALTH 105, INC.		SCILEX PHARMACEUTICALS INC.

By:	/s/ Joel Wayment	By:	/s/ William Pedranti

Joel Wayment		Print Name:	William Pedranti

VP, Operations		Title:	President, Operations

Date:	September 24, 2018	Date:	September 20, 2018

Exhibit B

Traditional 3PL Operating Guidelines

(“OPG”)

Between

SCILEX Pharmaceuticals Inc.

(“Client”)

And

Cardinal Health 105, Inc. – Third Party Logistics Services

(“Cardinal Health”)